SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

POEMA GLOBAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39844 (Commission File Number)	98-1561530 (I.R.S. Employer Identification No.)

101 Natoma St., 2F San Francisco, CA United States of America (Address of principal executive offices)		94105 (Zip Code)

+1 415 432 8880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	PPGH.U	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	PPGH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PPGHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

As previously announced, on September 16, 2021, Poema Global Holdings Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands (“Poema Global”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gogoro Inc., an exempted company incorporated with limited liability under the laws of Cayman Islands (“Gogoro”), Starship Merger Sub I Limited, an exempted company incorporated with limited liability under the laws of Cayman Islands and a wholly-owned subsidiary of Gogoro (“Merger Sub”) and Starship Merger Sub II Limited, an exempted company incorporated with limited liability under the laws of Cayman Islands and a wholly-owned subsidiary of Gogoro (“Merger Sub II”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, (i) Merger Sub will merge with and into Poema Global (the “First Merger”), with Poema Global surviving the First Merger as a wholly owned subsidiary of Gogoro, and (ii) Poema Global will merge with and into Merger Sub II (the “Second Merger” and together with the First Merger, collectively, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly-owned subsidiary of Gogoro (the “Business Combination”). Concurrently with the execution of the Merger Agreement, certain investors (the “PIPE Investors”) entered into share subscription agreements pursuant to which the PIPE Investors committed to subscribe for and purchase 25,732,000 ordinary share of Gogoro (“Gogoro Ordinary Share”) subject to the satisfaction or waiver of certain customary closing conditions at $10.00 per share for an aggregate purchase price of $257,320,000.

On January 18, 2022, Hero MotoCorp, Engine No. 1 and another investor (the “Additional PIPE Investors”) entered into additional share subscription agreements (each, an “Additional PIPE Agreement”) pursuant to which the Additional PIPE Investors have committed to subscribe for and purchase 2,750,000 Gogoro Ordinary Share at $10.00 per share for an aggregate purchase price of $27,500,000 (the “Additional PIPE Financing”).

Under the Additional PIPE Agreements, the obligations of the parties to consummate the Additional PIPE Financing are subject to the satisfaction or waiver of certain customary closing conditions including, among others, (i) the absence of a legal prohibition on consummating the Additional PIPE Financing, (ii) all conditions precedent under the Merger Agreement having been satisfied or waived, (iii) the accuracy of representations and warranties in all material respects and (iv) material compliance with covenants.

The form of the Additional PIPE Agreements is attached hereto as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the Additional PIPE Financing is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The Gogoro Ordinary Shares to be offered and sold in connection with the Additional PIPE Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure.

On January 18, 2022, Poema Global and Gogoro issued a joint press release announcing the Additional PIPE Financing. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Poema Global and Gogoro. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including expectations related to the Additional PIPE Financing and terms of the Business Combination are forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Poema Global and Gogoro believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, each of Poema Global and Gogoro caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the Business Combination initially filed by Gogoro with the U.S. Securities and Exchange Commission (the “SEC”) on November 18, 2021, as amended, and other documents filed, or to be filed, by Gogoro or Poema Global from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Poema Global nor Gogoro can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from Poema Global’s shareholders or satisfy other closing conditions in the Merger Agreement, the occurrence of any event that could give rise to the termination of the Merger Agreement, the ability to recognize the anticipated benefits of the Business Combination, the amount of redemption requests made by Poema Global’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those included under the heading “Risk Factors” in the registration statement on Form F-4, as amended, and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2020 of Poema Global and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Poema Global nor Gogoro presently know or that Poema Global and Gogoro currently believe are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Poema Global, Gogoro, their respective directors, officers or employees or any other person that Poema Global and Gogoro will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of Poema Global and Gogoro as of the date of this Current Report. Subsequent events and developments may cause those views to change. However, while Poema Global and Gogoro may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Poema Global or Gogoro as of any date subsequent to the date of this Current Report.

Important Additional Information Regarding the Business Combination and Where to Find It

In connection with the Business Combination, Gogoro has filed a registration statement on Form F-4 with the SEC, which includes a preliminary prospectus with respect to Gogoro’s securities to be issued in connection with the Business Combination and a preliminary proxy statement with respect to the shareholder meeting of Poema Global to vote on the Business Combination. Shareholders of Poema Global and other interested persons are encouraged to read the preliminary proxy statement/prospectus, as amended, and, when available, the definitive proxy statement/prospectus, as well as other documents filed, or to be filed, with the SEC, because these documents contain, or will contain, important information about Poema Global, Gogoro and the Business Combination. After the registration statement is declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of Poema Global as of a record date to be established for voting on the Business Combination. Once available, shareholders of Poema Global will also be able to obtain a copy of the Form F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105. The preliminary proxy statement/prospectus and, when available, the definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Poema Global and Gogoro and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination described in this Current Report under the rules of the SEC. Information about the directors and executive officers of Poema Global and their ownership is set forth in Poema Global’s filings with the SEC, including its Form 10-K for the year ended December 31, 2020 and subsequent filings under Section 16 of the Exchange Act or on Form 10-Q. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Poema Global’s shareholders in connection with the Business Combination is set forth in the registration statement containing the preliminary proxy statement/prospectus filed with the SEC, as amended, and when available, will be set forth in the definitive proxy statement/prospectus. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Poema Global or Gogoro, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Form of Additional PIPE Agreements
99.1	Joint Press Release issued by Poema Global Holdings Corp. and Gogoro Inc. on January 18, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2022	Poema Global Holdings Corp.

	By:	/s/Homer Sun
	Name:	Homer Sun
	Title:	Chief Executive Officer